UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-5611

Name of Fund: MuniVest Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniVest Fund,
        Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address:
        P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/03

Date of reporting period: 09/01/02 - 2/28/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report
February 28, 2003

MuniVest
Fund, Inc.

www.mlim.ml.com

MUNIVEST FUND, INC.

The Benefits and
Risks of
Leveraging

MuniVest Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the American Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                                          MuniVest Fund, Inc., February 28, 2003

DEAR SHAREHOLDER

For the six months ended February 28, 2003, the Common Stock of MuniVest Fund, Inc. had a net annualized yield of 6.42%, based on a period-end per share net asset value of $9.86 and $.314 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +4.60%, based on a change in per share net asset value from $9.76 to $9.86, and assuming reinvestment of $.311 per share ordinary income dividends.

For the six-month period ended February 28, 2003, the Fund's Preferred Stock had an average yield as follows: Series A, 1.16%; Series B, 1.34%; Series C, 1.31%; Series D, 1.42%; and Series E, 1.23%.

The Municipal Market Environment

During the six-month period ended February 28, 2003, long-term fixed income interest rates continued to move lower. As they had in 2002, declining U.S. equity markets and escalating worldwide political tensions easily overshadowed the incipient U.S. economic recovery, allowing bond yields to fall to recent historical lows. Economic releases, such as national employment and purchasing manager surveys, were generally weak early in the period. Additionally, at its August 2002 meeting, the Federal Reserve Board indicated that concerns about future economic weakness outweighed those of rising inflation. This signaled that the Federal Reserve Board was more likely to continue to lower short-term interest rates to boost economic activity rather than to raise them to reduce inflationary pressures. These factors combined to generate a very favorable fixed income environment in September 2002. The dramatic decline in equity values during September also helped trigger a significant fixed income rally as investors sought the safe-haven status of U.S. Treasury issues. By the end of September, U.S. Treasury bond yields fell to 4.65%.

Bolstered by an unexpected decline in the national unemployment rate to 5.6% in early October, U.S. equity markets staged a strong rally throughout much of the month. The Standard & Poor's 500 (S&P 500) Index rose over 8% for October, triggered by stronger-than-expected earnings reports from a large number of companies, such as General Electric Company, International Business Machines Corporation and Microsoft Corporation. As they have throughout most of the period, bond prices traded in an inverse relationship to equity prices. Consequently, as stocks rallied, bond yields rose in October, despite generally weak economic releases. During October, the U.S. housing sector remained quite robust, but retail sales and industrial production slowed. Fixed income bond yields remained under pressure in November as U.S. equity markets continued to strengthen. During November, the S&P 500 Index rose an additional 5.5%. Equity prices were supported by further signs of U.S. economic recovery, especially improving labor market activity. By the end of the third quarter, gross domestic product growth was 4%, well above the second quarter 2002 rate of 1.3%. Financial conditions were also strengthened by a larger-than-expected reduction in short-term interest rates by the Federal Reserve Board in early November. The Federal Funds target rate was lowered 50 basis points (.50%) to 1.25%, its lowest level since the 1960s. Recent action by the Federal Reserve Board was largely viewed as being taken to bolster the sputtering U.S. economic recovery. Rebounding U.S. equity markets and the prospects for a more substantial U.S. economic recovery pushed long-term U.S. Treasury yield levels to 5.10% by late November.

However, over the past three months, softer equity prices and renewed investor concerns about U.S. military action against Iraq and nuclear tensions in North Korea again pushed bond prices higher. Reacting to disappointing holiday sales and corporate managements' attempts to scale back analysts' expectation of future earnings, the S&P 500 Index declined more than 8% during the last three months. Fearing a U.S./Iraq military confrontation in early 2003, investors again sought the safety of U.S. Treasury obligations. During February, U.S. Treasury bond yields declined more than 25 basis points to end the period at 4.67%. Over the last six months, U.S. Treasury bond yields fell more than 25 basis points.

For the six-month period ended February 28, 2003, tax-exempt bond prices also continued to rise. In recent months, municipal bond yields have declined in response to the positive fixed income environment engendered by falling equity valuations. Price advances in tax-exempt issues, however, have not been able to keep pace with U.S. Treasury bond price improvement as municipal bonds cannot offer foreign investors the safe-haven status U.S. Treasury obligations enjoy in periods of economic and political instability. Additionally, tax-exempt bond issuance increased dramatically in the last half of 2002, removing some of the positive technical support the municipal bond market enjoyed earlier in the year. At February 28, 2003, long-term municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, stood at 5.10%, a decline of approximately 15 basis points during the last six months.

A number of factors combined to generate consistently strong demand for municipal bonds throughout the six-month period ended February 28, 2003. Declining U.S. equity markets supported continued positive demand for tax-exempt products as investors sought the relative security of fixed income issues. Also, with tax-exempt money market rates near 1%, the demand for longer maturity municipal issues has increased as investors have opted to buy longer maturity issues rather than remain in cash reserves. Additionally, investors renewed approximately $30 billion in January 2003 from bond maturities, coupon income and proceeds from early redemptions. However, these positive demand factors have not been totally able to offset the increase in tax-exempt new-issue supply that has resulted in the underperformance seen in recent months. This price underperformance served to make municipal bonds a particularly attractive purchase relative to their taxable counterparts. Throughout most of the yield curve, municipal bonds have been available for purchase at yields near or exceeding those of comparable U.S. Treasury issues. Compared to their recent historical averages of 82% - 88% of U.S. Treasury yields, municipal bond yield ratios in their current 95% - 105% range are likely to prove attractive to long-term investors.

Declining U.S. equity markets and escalating geopolitical pressures have resulted in reduced economic activity and consumer confidence. Consequently, fixed income bond yields have continued to decline to recent historic lows and to levels that may not be supported by economic fundamentals alone. It is important to note that, despite all the negative factors impeding the growth of U.S. businesses, the U.S. economy still grew at an approximate 2.5% rate for all of 2002, twice that of 2001. Similar expansion is expected in early 2003. However, until both Iraqi and North Korean conflicts are resolved, any meaningful increase in interest rates is unlikely.

Some analysts expect that, upon resolution of these conflicts, U.S. business conditions will quickly improve. Bond yields, especially U.S. Treasury securities, which have enjoyed a significant safe-haven benefit, are also expected to quickly rise. However, it is questionable to expect that even a quick, positive closure to these hostilities would restore business and investor confidence to the extent that U.S. economic growth would dramatically explode and foster associated, large-scale interest rate increases. The resumption of solid economic growth is likely to be a gradual process accompanied by equally graduated increases in bond yields. Moderate economic growth, within the content of negligible inflationary pressures, should not greatly endanger the positive fixed income environment tax-exempt products are currently experiencing.

Portfolio Strategy

For the six months ended February 28, 2003, we maintained the Fund's neutral market stance through the early part of February. We recently adopted a more defensive position in response to historic low interest rate levels that are similar to those reached in late 1993 and 1998. We do not anticipate a dramatic, significant increase in bond yields in 2003. Given the sharp reversal in asset valuation in the years following such low levels, however, we believed it prudent to begin to preserve recent asset appreciation. We will continue to monitor economic and political conditions in anticipation of stronger U.S. business activity since we believe that stronger, persistent economic activity would require an increasingly defensive stance.

We also continued to increase the Fund's income stream by adding lower-rated, investment grade issues. The Fund maintained its high credit


                                     2 & 3

                                          MuniVest Fund, Inc., February 28, 2003

quality profile throughout the period. At the end of February 2003, 36.9% of the Fund's assets were rated AAA and 62.1% of the assets were rated AA or better by at least one of the major bond rating agencies. The recent addition of higher-yielding issues has helped to raise the Fund's income stream to the extent that we were able to increase the Fund's dividend payout twice in 2002 and once thus far in 2003.

During the period, the Fund's borrowing costs remained in the 1% - 1.5% range, with interest rates presently below 1%. These very attractive funding levels, in combination with the steep tax-exempt yield curve, generated a significant income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. We do not anticipate any material reduction in the Fund's borrowing costs in 2003 as additional monetary policy easing by the Federal Reserve Board is not expected. We anticipate the Fund's short-term borrowing costs to remain in the 1% - 1.5% range for most of the year. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniVest Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Fred K. Stuebe

Fred K. Stuebe
Vice President and Portfolio Manager

March 24, 2003

PROXY RESULTS

During the six-month period ended February 28, 2003, MuniVest Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on January 28, 2003. A description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------
                                                                       Shares Voted       Shares Withheld
                                                                           For              From Voting
---------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:       Terry K. Glenn                  57,432,504           1,458,483
                                        Cynthia A. Montgomery           57,433,750           1,457,237
                                        Charles C. Reilly               57,427,777           1,463,210
                                        Kevin A. Ryan                   57,406,035           1,484,952
                                        Roscoe S. Suddarth              57,429,124           1,461,863
                                        Edward D. Zinbarg               57,432,633           1,458,354
---------------------------------------------------------------------------------------------------------

During the six-month period ended February 28, 2003, MuniVest Fund, Inc.'s Preferred Stock shareholders (Series A-E) voted on the following proposal. The proposal was approved at a shareholders' meeting on January 28, 2003. A description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------
                                                                        Shares Voted      Shares Withheld
                                                                            For             From Voting
---------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors: Ronald W. Forbes and Richard R. West     9,634                100
---------------------------------------------------------------------------------------------------------


                                     4 & 5

                                          MuniVest Fund, Inc., February 28, 2003

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                         S&P    Moody's   Face
STATE                  Ratings  Ratings  Amount     Issue                                                                    Value
====================================================================================================================================
Alabama--5.1%            BBB     Baa2   $ 8,750     Courtland, Alabama, IDB, IDR, Refunding (Champion International
                                                    Corporation), Series A, 7.20% due 12/01/2013                           $   9,031
                                                    Courtland, Alabama, IDB, Solid Waste Disposal Revenue Bonds
                                                    (Champion International Corporation Project), AMT:
                         BBB     Baa2     5,000       7% due 6/01/2022                                                         5,110
                         BBB     Baa2     7,500       Series A, 6.50% due 9/01/2025                                            7,760
                                                    Huntsville, Alabama, Health Care Authority Revenue Bonds:
                         NR*     A2       3,500       Series A, 5.75% due 6/01/2031                                            3,568
                         NR*     A2       5,000       Series B, 5.75% due 6/01/2032                                            5,097
====================================================================================================================================
Alaska--1.4%                                        Anchorage, Alaska, Lease Revenue Bonds (Correctional Facility) (i):
                         AAA     Aaa      3,575       6% due 2/01/2014                                                         4,132
                         AAA     Aaa      3,830       6% due 2/01/2016                                                         4,376
====================================================================================================================================
California--7.3%                                    California State, Department of Water Resources, Power Supply
                                                    Revenue Bonds, Series A:
                         BBB+    A3       6,000       5.75% due 5/01/2017                                                      6,565
                         BBB+    A3       9,585       5.375% due 5/01/2022                                                     9,930
                         A       A2       5,400     California State, GO, 5.25% due 4/01/2032                                  5,436
                         A-      A3       5,800     California Statewide Communities Development Authority, Health
                                                    Facility Revenue Bonds (Memorial Health Services), Series A, 6%
                                                    due 10/01/2023                                                             6,146
                         A       A2       7,000     Chula Vista, California, IDR, Refunding (San Diego Gas &
                                                    Electric Co.), AMT, Series A, 6.75% due 3/01/2023                          7,097
                         A       A1       9,300     Golden State Tobacco Securitization Corporation, California,
                                                    Tobacco Settlement Revenue Bonds, Series 2003-A-1, 6.75%
                                                    due 6/01/2039                                                              9,163
====================================================================================================================================
Colorado--2.7%                                      Arapahoe County, Colorado, School District Number 005, GO
                                                    (Cherry Creek):
                         AA      Aa1      5,750       6% due 12/15/2013                                                        6,715
                         AA      Aa1      4,165       6% due 12/15/2014                                                        4,889
                                                    Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT, Senior
                                                    Series A-2:
                         NR*     Aa2      2,760       6.60% due 5/01/2028                                                      2,935
                         NR*     Aa2      1,450       7.50% due 4/01/2031                                                      1,555
====================================================================================================================================
Connecticut--0.5%        BBB-    NR*      2,810     Mohegan Tribe Indians, Connecticut, Gaming Authority, Public
                                                    Improvement Revenue Refunding Bonds (Priority Distribution),
                                                    6.25% due 1/01/2031                                                        2,920
====================================================================================================================================
Georgia--5.3%                                       Georgia Municipal Electric Authority, Power Revenue Refunding Bonds:
                         A       A2         250       Series W, 6.60% due 1/01/2018 (e)                                          318
                         A       A2       4,600       Series W, 6.60% due 1/01/2018                                            5,732
                         A       A2       4,515       Series Y, 10% due 1/01/2010                                              6,260
                         A       A2         250       Series Y, 10% due 1/01/2010 (e)                                            353
                                                    Georgia State, GO, Series F:
                         AAA     Aaa      6,400       6.50% due 12/01/2006                                                     7,509
                         AAA     Aaa      5,000       6.50% due 12/01/2007                                                     5,981
                         A       A3       4,785     Monroe County, Georgia, Development Authority, PCR, Refunding
                                                    (Oglethorpe Power Corporation--Scherer), Series A, 6.80%
                                                    due 1/01/2011                                                              5,700
====================================================================================================================================
Idaho--0.7%              NR*     Aaa      2,275     Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds, AMT,
                                                    Series E-2, 6.90% due 1/01/2027                                            2,474
                         BB+     Ba3      2,250     Power County, Idaho, Industrial Development Corporation, Solid
                                                    Waste Disposal Revenue Bonds (FMC Corporation Project), AMT, 6.45%
                                                    due 8/01/2032                                                              1,840
====================================================================================================================================
Illinois--17.5%                                     Chicago, Illinois, GO, Series A (f):
                         AAA     Aaa      7,500       6.75% due 7/01/2010 (a)                                                  9,345
                         AAA     Aaa      3,005       (Neighborhoods Alive 21 Program), 6% due 1/01/2016                       3,477
                         AAA     Aaa      5,000     Chicago, Illinois, O'Hare International Airport, General Airport
                                                    Revenue Refunding Bonds, Third Lien, AMT, Series A, 5.75%
                                                    due 1/01/2019 (c)                                                          5,459
                         AAA     NR*      7,000     Chicago, Illinois, O'Hare International Airport Revenue Refunding
                                                    Bonds, DRIVERS, AMT, Series 253, 10.04% due 1/01/2020 (c)(j)               8,190
                         AAA     Aaa        670     Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series C, 7%
                                                    due 3/01/2032 (b)(d)(l)                                                      710
                         AAA     Aaa      5,000     Cook County, Illinois, Community High School District Number 219,
                                                    Niles Township, GO, 6% due 12/01/2017 (f)                                  5,806
                         BBB     A1      10,000     Hodgkins, Illinois, Environmental Improvement Revenue Bonds (Metro
                                                    Biosolids Management LLC Project), AMT, 6% due 11/01/2023                 10,348
                         BBB     NR*      2,140     Illinois Development Finance Authority Revenue Bonds (Community
                                                    Rehabilitation Providers Facility), Series A, 6.50% due 7/01/2022          2,184
                         NR*     NR*      2,500     Illinois Educational Facilities Authority, Revenue Refunding Bonds
                                                    (Chicago Osteopathic Health System), 7.25% due 11/15/2019 (a)              2,591
                         A+      A1       7,000     Illinois HDA, Revenue Refunding Bonds (M/F Program), Series 5,
                                                    6.75% due 9/01/2023 (m)                                                    7,316
                         NR*     Ba3      2,650     Illinois Health Facilities Authority Revenue Bonds (Holy Cross
                                                    Hospital Project), 6.70% due 3/01/2014                                     1,817
                         NR*     Aaa      5,245     Kane and De Kalb Counties, Illinois, Community Unit School District
                                                    Number 302, GO, DRIVERS, Series 283, 10.06% due 2/01/2018 (f)(j)           6,785
                         NR*     Aaa      2,500     Kane, Cook and Du Page Counties, Illinois, School District 46,
                                                    Elgin, GO, 6.375% due 1/01/2019 (i)                                        2,911
                                                    McLean and Woodford Counties, Illinois, Community Unit, School
                                                    District Number 005, GO, Refunding (i):
                         NR*     Aaa      5,000       6.25% due 12/01/2014                                                     5,991
                         NR*     Aaa      4,000       6.375% due 12/01/2016                                                    4,799
                         AAA     NR*      9,275     Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                                    State Tax Revenue Refunding Bonds, DRIVERS, Series 269, 10.06%
                                                    due 6/15/2023 (c)(j)                                                      11,450
                                                    Regional Transportation Authority, Illinois, Revenue Bonds:
                         AAA     Aaa      3,500       Series A, 7.20% due 11/01/2020 (h)                                       4,680
                         AAA     Aaa      4,000       Series C, 7.75% due 6/01/2020 (f)                                        5,632
                         AAA     Aaa      3,000     Will County, Illinois, Environmental Revenue Bonds (Mobil Oil Refining
                                                    Corporation Project), AMT, 6.40% due 4/01/2026                             3,358
                                                    Will County, Illinois, School District Number 122, GO, Series A (i):
                         NR*     Aaa      1,000       6.50% due 11/01/2013                                                     1,206
                         NR*     Aaa      1,375       6.50% due 11/01/2015                                                     1,653
====================================================================================================================================

Portfolio
Abbreviations

To simplify the listings of MuniVest Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax-Exempt Receipts
EDA      Economic Development Authority
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDB      Industrial Development Board
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
VRDN     Variable Rate Demand Notes


                                     6 & 7

                                          MuniVest Fund, Inc., February 28, 2003

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P    Moody's   Face
STATE                  Ratings  Ratings  Amount     Issue                                                                     Value
====================================================================================================================================
Indiana--8.2%            AAA     Aaa    $ 1,275     Ball State University, Indiana, University Revenue Bonds (Student
                                                    Fee), Series K, 5.75% due 7/01/2018 (f)                                 $  1,441
                         BBB     A3       1,700     Fort Wayne, Indiana, PCR, Refunding (General Motors Corporation
                                                    Project), 6.20% due 10/15/2025                                             1,768
                         AAA     NR*      5,250     Indiana Bond Bank Revenue Bonds (State Revolving Fund Program),
                                                    Series A, 6.75% due 2/01/2017                                              5,876
                         AA      Aa3      6,500     Indiana Health Facility Financing Authority, Hospital Revenue
                                                    Refunding Bonds (Clarian Health Partners Inc.), Series A, 6%
                                                    due 2/15/2021                                                              6,876
                         NR*     Aaa      4,290     Indiana State, HFA, S/F Mortgage Revenue Refunding Bonds,
                                                    Series A, 6.80% due 1/01/2017 (k)                                          4,383
                         AA      NR*      8,195     Indiana Transportation Finance Authority, Highway Revenue Bonds,
                                                    Series A, 6.80% due 12/01/2016                                            10,291
                         AA      NR*     15,335     Indianapolis, Indiana, Local Public Improvement Bond Bank Revenue
                                                    Refunding Bonds, Series D, 6.75% due 2/01/2014                            18,821
====================================================================================================================================
Kansas--1.1%             NR*     Aaa      3,835     Sedgwick and Shawnee Counties, Kansas, S/F Mortgage Revenue Bonds
                                                    (Mortgage-Backed Securities Program), AMT, Series A-4, 5.95%
                                                    due 12/01/2033 (b)(d)                                                      4,159
                         BBB     A3       2,350     Wyandotte County, Kansas, Kansas City Unified Government Revenue
                                                    Refunding Bonds (General Motors Corporation Project), 6%
                                                    due 6/01/2025                                                              2,469
====================================================================================================================================
Louisiana--3.2%          BBB     Baa2     4,000     De Soto Parish, Louisiana, Environmental Improvement Revenue
                                                    Refunding Bonds (International Paper Co. Project), AMT, Series B,
                                                    6.55% due 4/01/2019                                                        4,119
                         NR*     Baa2     3,000     Lake Charles, Louisiana, Harbor and Terminal District, Port
                                                    Facilities Revenue Refunding Bonds (Trunkline Long Company Project)
                                                    7.75% due 8/15/2022                                                        3,140
                         AAA     Aaa     10,000     Louisiana Local Government, Environmental Facilities, Community
                                                    Development Authority Revenue Bonds (Capital Projects and Equipment
                                                    Acquisition), Series A, 6.30% due 7/01/2030 (h)                           12,175
====================================================================================================================================
Maine--0.4%              AAA     Aaa      2,095     Maine State Housing Authority, Mortgage Purchase Revenue Refunding
                                                    Bonds, AMT, Series B-2, 6.45% due 11/15/2026 (h)                           2,212
====================================================================================================================================
Maryland--0.9%           NR*     Aa2      5,050     Maryland State Community Development Administration, Department of
                                                    Housing and Community Development Revenue Refunding Bonds (S/F
                                                    Program), AMT, Fifth Series, 6.75% due 4/01/2026                           5,227
====================================================================================================================================
Massachusetts--8.0%      AAA     Aaa      2,035     Boston, Massachusetts, Water and Sewer Commission Revenue Bonds,
                                                    9.25% due 1/01/2011 (e)                                                    2,821
                         AA      Aa2      3,010     Massachusetts Bay Transportation Authority, Revenue Refunding Bonds
                                                    (General Transportation System), Series A, 7% due 3/01/2019                3,887
                         AA      Aa3     30,000     Massachusetts State Water Resource Authority Revenue Bonds, Series A,
                                                    6.50% due 7/15/2019                                                       37,783
                                                    Massachusetts State Water Resource Authority, Revenue Refunding
                                                    Bonds, Series A (f):
                         AAA     Aaa      1,000       6% due 8/01/2014                                                         1,169
                         AAA     Aaa      2,480       6% due 8/01/2017                                                         2,875
====================================================================================================================================
Michigan--4.8%           BBB     Baa2     7,695     Delta County, Michigan, Economic Development Corporation,
                                                    Environmental Improvement Revenue Refunding Bonds (Mead
                                                    Westvaco-Escanaba), Series A, 6.25% due 4/15/2027                          7,754
                                                    Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
                         AAA     Aaa      3,000       (Ascension Health Credit), Series A, 6.125% due 11/15/2023 (c)           3,341
                         AA      Aa2     10,390       (Ascension Health Credit), Series A, 6.125% due 11/15/2026              11,539
                         BBB-    Baa3     1,300       (Detroit Medical Center Obligation Group), Series A, 6.25%
                                                      due 8/15/2013                                                            1,312
                         NR*     A1         100       (Mount Clemens Hospital), VRDN, 1.10% due 8/15/2015 (g)                    100
                         NR*     Baa3     1,000       (Sinai Hospital), 6.70% due 1/01/2026                                      994
                         BBB     Baa1     4,000     Michigan State Strategic Fund, Limited Obligation, Revenue Refunding
                                                    Bonds (Ford Motor Co. Project), Series A, 7.10% due 2/01/2006              4,254
====================================================================================================================================
Minnesota--2.3%          NR*     A3       7,235     Minneapolis, Minnesota, Health Care System Revenue Bonds (Allina
                                                    Health System), Series A, 5.75% due 11/15/2032                             7,479
                                                    Minnesota State, HFA, S/F Mortgage Revenue Bonds:
                         AA+     Aa1      1,440       AMT, Series L, 6.70% due 7/01/2020                                       1,487
                         AA+     Aa1      2,060       AMT, Series M, 6.70% due 7/01/2026                                       2,126
                         AA+     Aa1      1,440       Series H, 6.70% due 1/01/2018                                            1,483
                         NR*     Aaa      1,405     Saint Cloud, Minnesota, Health Care Revenue Refunding Bonds (Saint
                                                    Cloud Hospital Obligation Group), Series A, 6.25% due 5/01/2017 (i)        1,608
====================================================================================================================================
Mississippi--3.7%                                   Lowndes County, Mississippi, Solid Waste Disposal and PCR, Refunding
                                                    (Weyerhaeuser Company Project):
                         BBB     Baa2     3,650       Series A, 6.80% due 4/01/2022                                            4,192
                         BBB     Baa2     4,000       Series B, 6.70% due 4/01/2022                                            4,547
                         BBB-    Ba1     14,105     Mississippi Business Finance Corporation, Mississippi, PCR, Refunding
                                                    (System Energy Resources Inc. Project), 5.875% due 4/01/2022              13,618
====================================================================================================================================
Missouri--0.7%                                      Missouri State Development Finance Board, Infrastructure Facilities
                                                    Revenue Bonds (Branson), Series A:
                         BBB+    Baa1       200       5.375% due 12/01/2027                                                      201
                         BBB+    Baa1     2,600       5.50% due 12/01/2032                                                     2,623
                         AAA     NR*      1,500     Missouri State Housing Development Commission, S/F Mortgage Revenue
                                                    Bonds (Homeowner Loan), AMT, Series A, 7.50% due 3/01/2031 (b)(d)          1,616
====================================================================================================================================
Nebraska--0.3%           AAA     NR*      1,745     Nebraska Investment Finance Authority, S/F Housing Revenue Bonds,
                                                    AMT, Series C, 6.30% due 9/01/2028 (b)(d)(l)                               1,829
====================================================================================================================================
Nevada--3.2%             AAA     Aaa      6,700     Clark County, Nevada, IDR (Power Company Project), AMT, Series A, 6.70%
                                                    due 6/01/2022 (f)                                                          6,932
                         AA      Aa2      1,600     Clark County, Nevada, Public Safety, GO, 6% due 3/01/2014                  1,858
                                                    Nevada Housing Division Revenue Bonds (Multi-Unit Housing), AMT (b):
                         AAA     NR*      3,475       (Arville Electric Project), 6.60% due 10/01/2023                         3,655
                         AAA     Aa2      1,235       Issue B, 7.45% due 10/01/2017                                            1,296
                                                    Nevada Housing Division Revenue Bonds (S/F Program), AMT (k):
                         AAA     Aaa      1,460       Senior Series E, 7% due 10/01/2019                                       1,510
                         NR*     Aa2        845       Series A, 6.55% due 10/01/2012                                             875
                         BBB     Baa3     3,350     Nevada State Department of Business and Industry, Solid Waste Disposal
                                                    Revenue Bonds (Republic Services Inc. Project), AMT, 5.625%
                                                    due 12/01/2026                                                             3,396
====================================================================================================================================
New Jersey--7.0%         AAA     Aaa      1,695     New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                                    Revenue Bonds, AMT, Series M, 6.95% due 10/01/2022 (c)                     1,768
                         AAA     Aaa      6,500     New Jersey State Transit Corporation, COP (Federal Transit
                                                    Administration Grants), Series A, 6% due 9/15/2009 (a)(h)                  7,738
                         AAA     Aaa     16,810     New Jersey State Transportation Trust Fund Authority, Transportation
                                                    System Revenue Refunding Bonds, Series B, 6% due 12/15/2011 (a)(c)        20,237
                         A       A1      12,750     Tobacco Settlement Financing Corporation of New Jersey Revenue Bonds,
                                                    7% due 6/01/2041                                                          12,664
====================================================================================================================================


                                     8 & 9

                                          MuniVest Fund, Inc., February 28, 2003

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P    Moody's   Face
STATE                  Ratings  Ratings  Amount     Issue                                                                     Value
====================================================================================================================================
New York--10.6%          AAA     Aaa    $ 2,100     Metropolitan Transportation Authority, New York, Dedicated Tax
                                                    Fund Revenue Bonds, Series A, 6.125% due 4/01/2010 (a)(f)               $  2,524
                         NR*     Aa2      7,875     New York City, New York, City Transitional Finance Authority
                                                    Revenue Bonds, RIB, Series 283, 11.11% due 11/15/2018 (j)                 10,982
                         A       A2       1,655     New York City, New York, Fiscal Year 2003, GO, Series I, 5.75%
                                                    due 3/01/2021                                                              1,768
                         AAA     Aaa      8,000     New York City, New York, GO, Refunding, Series A, 6.375%
                                                    due 5/15/2014 (f)                                                          9,500
                                                    New York City, New York, GO, Series I (o):
                         AAA     Aaa      3,740       6.25% due 4/15/2017                                                      4,309
                         AAA     Aaa      1,150       6.25% due 4/15/2007 (a)                                                  1,298
                         AAA     Aaa     10,775     New York State Dormitory Authority Revenue Bonds (City University
                                                    System), Consolidated Second Generation, Series A, 6.125%
                                                    due 7/01/2013 (h)                                                         12,673
                                                    New York State Dormitory Authority, Revenue Refunding Bonds:
                         BBB-    Baa3     1,000       (Mount Sinai Health), Series A, 6.50% due 7/01/2025                      1,059
                         AAAr    NR*     11,875       RIB, Series 305, 10.07% due 5/15/2015 (c)(j)                            15,818
                         AAA     Aaa      3,500     New York State Urban Development Corporation, Revenue Refunding Bonds
                                                    (Correctional Capital Facilities), Series A, 6.50% due 1/01/2011 (i)       4,239
====================================================================================================================================
Oregon--1.1%             NR*     Aaa      2,000     Portland, Oregon, Airport Way, Urban Renewal and Redevelopment Tax
                                                    Allocation Refunding Bonds, Series A, 6% due 6/15/2015 (h)                 2,327
                         NR*     Aaa      3,305     Portland, Oregon, Sewer System Revenue Bonds, RIB, Series 386, 10.04%
                                                    due 8/01/2020 (f)(j)                                                       4,568
====================================================================================================================================
Pennsylvania--3.1%       AAA     Aaa      4,040     Allegheny County, Pennsylvania, Airport Authority, Airport Revenue
                                                    Refunding Bonds (Pittsburgh International Airport), AMT, 6%
                                                    due 1/01/2013 (f)                                                          4,550
                         AAA     Aaa      2,440     Pennsylvania State Higher Education Assistance Agency Revenue Bonds,
                                                    Capital Acquisition, 6.125% due 12/15/2010 (a)(c)                          2,946
                         A-      NR*      7,700     Sayre, Pennsylvania, Health Care Facilities Authority Revenue Bonds
                                                    (Guthrie Health), Series A, 5.875% due 12/01/2031                          7,959
                                                    Sayre, Pennsylvania, Health Care Facilities Authority, Revenue
                                                    Refunding Bonds (Guthrie Healthcare System), Series A:
                         A-      NR*      2,000       6.25% due 12/01/2018                                                     2,178
                         A-      NR*      1,000       5.75% due 12/01/2021                                                     1,038
====================================================================================================================================
Puerto Rico--0.9%        BBB+    Baa3     5,000     Puerto Rico Public Finance Corporation, Commonwealth Appropriation
                                                    Revenue Bonds, Series E, 5.75% due 8/01/2030                               5,438
====================================================================================================================================
South Carolina--         BBB+    Baa2     2,450     Medical University, South Carolina, Hospital Authority, Hospital
1.5%                                                Facility Revenue Refunding Bonds, 6.50% due 8/15/2032                      2,559
                         A-      A3       6,250     South Carolina Jobs, EDA, Economic Development Revenue Refunding
                                                    Bonds (Bon Secours Health System Inc.), Series A, 5.625%
                                                    due 11/15/2030                                                             6,326
====================================================================================================================================
Tennessee--0.6%          BB+     Ba1      2,000     McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds (Recycling
                                                    Facility--Calhoun Newsprint), AMT, 7.40% due 12/01/2022                    1,934
                         BBB+    Baa1     1,500     Shelby County, Tennessee, Health, Educational and Housing Facility
                                                    Board, Hospital Revenue Refunding Bonds (Methodist Healthcare), 6.50%
                                                    due 9/01/2026                                                              1,602
====================================================================================================================================
Texas--21.7%                                        Austin, Texas, Convention Center Revenue Bonds (Convention
                                                    Enterprises Inc.):
                         BBB-    Baa3     6,000       First Tier, Series A, 6.70% due 1/01/2028                                6,263
                         BBB-    Baa3     1,000       First Tier, Series A, 6.70% due 1/01/2032                                1,040
                         A+      Aa3      6,500       Trust Certificates, Second Tier, Series B, 6% due 1/01/2023              7,035
                                                    Brazos River Authority, Texas, PCR, Refunding (Texas Utilities
                                                    Electric Company Project), AMT:
                         BBB     Baa2     3,000       Series B, 5.40% due 5/01/2029                                            2,933
                         BBB     Baa2     2,415       Series D, 4.25% due 5/01/2033 (g)                                        2,391
                         BBB     Baa2    12,300     Brazos River Authority, Texas, PCR, Refunding (Utilities Electric
                                                    Company), AMT, Series B, 5.05% due 6/01/2030                              11,992
                         A       A3      11,460     Brazos River, Texas, Harbor Navigation District, Brazoria County
                                                    Environmental Revenue Refunding Bonds (Dow Chemical Company Project),
                                                    AMT, Series A-7, 6.625% due 5/15/2033                                     11,969
                         AA+     Aa1      5,000     Fort Worth, Texas, Certificates of Obligation, GO, 6.25%
                                                    due 3/01/2021                                                              5,432
                         NR*     Baa3     1,000     Grapevine, Texas, Industrial Development Corporation Revenue Bonds
                                                    (Air Cargo), AMT, 6.50% due 1/01/2024                                        972
                         AA      NR*      3,000     Gregg County, Texas, Health Facilities Development Corporation,
                                                    Hospital Revenue Bonds (Good Shepherd Medical Center Project),
                                                    6.875% due 10/01/2020                                                      3,517
                         AA-     Aa3     10,250     Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste
                                                    Disposal Facility Revenue Bonds (E.I. du Pont de Nemours and
                                                    Company Project), AMT, 6.40% due 4/01/2026                                10,944
                         BBB     Baa2     4,000     Gulf Coast, Texas, IDA (Champion International Corp.), Refunding,
                                                    7.125% due 4/01/2010                                                       4,089
                         BBB     Baa2     3,000     Gulf Coast, Texas, Waste Disposal Authority, Revenue Refunding
                                                    Bonds (International Paper Company), AMT, Series A, 6.10%
                                                    due 8/01/2024                                                              2,996
                         AAA     Aaa      5,500     Harris County, Houston, Texas, Sports Authority, Revenue Refunding
                                                    Bonds, Senior Lien, Series G, 5.75% due 11/15/2020 (c)                     6,163
                         NR*     Aa3     10,385     Harris County, Texas, Health Facilities Development Corporation,
                                                    Revenue Refunding Bonds, RITR, Series 6, 9.775% due 12/01/2027 (e)(j)     13,559
                         NR*     Baa3     1,590     Houston, Texas, Industrial Development Corporation Revenue Bonds
                                                    (Air Cargo), AMT, 6.375% due 1/01/2023                                     1,584
                         AAA     Aaa      2,030     Mansfield, Texas, Independent School District, GO, Refunding, 6.625%
                                                    due 2/15/2015                                                              2,423
                         NR*     Aaa      5,225     Midway, Texas, Independent School District, GO, Refunding, 6.125%
                                                    due 8/15/2014                                                              6,130
                         BBB     Baa2     5,400     Port Corpus Christi, Texas, Revenue Refunding Bonds (Celanese
                                                    Project), Series A, 6.45% due 11/01/2030                                   5,505
                         BBB     Baa2     5,000     Red River Authority, Texas, PCR, Refunding (Celanese Project),
                                                    AMT, Series B, 6.70% due 11/01/2030                                        5,136
                         NR*     Aa1      6,250     San Antonio, Texas, Electric and Gas Revenue Bonds, RIB, Series
                                                    469x, 9.62% due 2/01/2014 (j)                                              8,314
                         NR*     Baa3     1,750     Texas State Student Housing Corporation, Student Housing Revenue
                                                    Bonds (Midwestern State University Project), 6.50% due 9/01/2034           1,704
                         AAA     Aaa      4,605     Travis County, Texas, Health Facilities Development Corporation,
                                                    Revenue Refunding Bonds (Ascension Health Credit), Series A, 6.25%
                                                    due 11/15/2014 (c)                                                         5,301
                         AAA     Aaa      3,425     Ysleta, Texas, Independent School District, Public Facility
                                                    Corporation, School Facility Lease Revenue Bonds, 6% due
                                                    11/15/2009 (a)(h)                                                          4,093
====================================================================================================================================
Vermont--0.2%            BBB+    NR*      1,000     Vermont Educational and Health Buildings Financing Agency,
                                                    Developmental and Mental Health Revenue Bonds (Howard Center for
                                                    Human Services), Series A, 6.375% due 6/15/2022                            1,025
====================================================================================================================================


                                    10 & 11

                                          MuniVest Fund, Inc., February 28, 2003

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                        S&P    Moody's   Face
STATE                 Ratings  Ratings  Amount     Issue                                                                   Value
===================================================================================================================================
Virgin Islands--1.3%    BBB-    Baa3   $ 8,000     Virgin Islands Government Refinery Facilities Revenue Bonds
                                                   (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                     $    8,074
===================================================================================================================================
Virginia--1.7%          BBB+    A3       1,425     Chesterfield County, Virginia, IDA, PCR (Virginia Electric and
                                                   Power Company), Series A, 5.875% due 6/01/2017                             1,499
                        BBB     Baa2     1,500     Isle of Wight County, Virginia, IDA, Solid Waste Disposal
                                                   Facilities Revenue Bonds (Union Camp Corporation Project), AMT, 6.55%
                                                   due 4/01/2024                                                              1,529
                        BBB-    Baa3     1,750     Mecklenburg County, Virginia, IDA, Exempt Facility Revenue Refunding
                                                   Bonds (UAE LP Project), 6.50% due 10/15/2017                               1,748
                        AAA     Aaa      5,175     Virginia State HDA, Commonwealth Mortgage Revenue Bonds, Series J,
                                                   Sub-Series J-1, 5.20% due 7/01/2019 (c)                                    5,407
===================================================================================================================================
Washington--12.2%                                  Energy Northwest, Washington, Electric Revenue Refunding Bonds
                                                   DRIVERS (j):
                        AAA     NR*      5,330       Series 248, 10.07% due 7/01/2018 (c)                                     6,718
                        AAA     NR*      3,510       Series 255, 10.56% due 7/01/2018 (h)                                     4,583
                        AAA     NR*      7,350       Series 256, 10.57% due 7/01/2017 (c)                                     9,772
                        AA+     Aa1      7,135     King County, Washington, GO, Series B, 6.625% due 12/01/2007 (a)           8,723
                        NR*     NR*      2,500     Seattle, Washington, Housing Authority, Housing Revenue Bonds
                                                   (Replacement Housing Project), 6.125% due 12/01/2032                       2,509
                        AAA     Aaa      2,230     Vancouver, Washington, Water and Sewer Revenue Bonds, 6%
                                                   due 6/01/2014 (f)                                                          2,583
                        AAA     Aaa      8,100     Washington State, GO, Trust Receipts, Class R, Series 6, 10.517%
                                                   due 1/01/2014 (i)(j)                                                      10,459
                                                   Washington State Public Power Supply System, Revenue Refunding
                                                   Bonds (Nuclear Project Number 1):
                        AA-     Aa1      1,185       Series A, 7% due 7/01/2008 (e)                                           1,453
                        AA-     Aa1      1,815       Series A, 7% due 7/01/2008                                               2,191
                        AA-     Aa1        920       Series B, 7.25% due 7/01/2009 (e)                                        1,156
                        AA-     Aa1      4,080       Series B, 7.25% due 7/01/2009                                            4,829
                        AA-     Aa1     14,320       Series B, 7.125% due 7/01/2016                                          18,552
===================================================================================================================================
Wisconsin--1.9%         NR*     Baa3     1,595     Milwaukee, Wisconsin, Revenue Bonds (Air Cargo), AMT, 6.50%
                                                   due 1/01/2025                                                              1,548
                        AA      Aa2        425     Wisconsin Housing and Economic Development Authority,
                                                   Homeownership Revenue Bonds, AMT, Series D, 6.45%
                                                   due 9/01/2027 (k)                                                            442
                        NR*     Aa2      5,000     Wisconsin State Health and Educational Facilities Authority,
                                                   Mortgage Revenue Bonds (Hudson Memorial Hospital), 5.70%
                                                   due 1/15/2029 (k)                                                          5,145
                        BBB+    NR*      4,540     Wisconsin State Health and Educational Facilities Authority
                                                   Revenue Bonds (Synergyhealth Inc.), 6% due 11/15/2032                      4,540
===================================================================================================================================
Wyoming--1.9%                                      Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
                                                   (FMC Corporation Project), AMT:
                        BB+     Ba3      5,425       Series A, 7% due 6/01/2024                                               4,859
                        BB+     Ba3      7,475       Series B, 6.90% due 9/01/2024                                            6,616
                        -----------------------------------------------------------------------------------------------------------
                                                   Total Municipal Bonds (Cost--$789,114)--143.0%                           864,864
===================================================================================================================================

                                         Shares
                                          Held     Short-Term Securities
===================================================================================================================================
                                         9,558     Merrill Lynch Institutional Tax-Exempt Fund (n)                            9,558
                        -----------------------------------------------------------------------------------------------------------
                                                   Total Short-Term Securities (Cost--$9,557)--1.6%                           9,558
===================================================================================================================================
                        Total Investments (Cost--$798,671)--144.6%                                                          874,422

                        Variation Margin on Financial Futures Contracts**--0.0%                                                (258)

                        Other Assets Less Liabilities--0.9%                                                                   5,598

                        Preferred Stock at Redemption Value--(45.5%)                                                       (275,051)
                                                                                                                         ----------
                        Net Assets Applicable to Common Stock--100.0%                                                    $  604,711
                                                                                                                         ==========
===================================================================================================================================

(a)   Prerefunded.
(b)   FNMA Collateralized.
(c)   MBIA Insured.
(d)   GNMA Collateralized.
(e)   Escrowed to maturity.
(f)   FGIC Insured.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 2003.
(h)   AMBAC Insured.
(i)   FSA Insured.
(j) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at February 28, 2003.
(k)   FHA Insured.
(l)   FHLMC Collateralized.
(m) All or a portion of security held as collateral in connection with open financial futures contracts.
(n) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                           Net         Dividend
      Affiliate                                         Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund         (872)        $   84
      --------------------------------------------------------------------------

(o)   XL Capital Insured.
*     Not Rated.
**    Financial futures contracts sold as of February 28, 2003 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Number of                                        Expiration
      Contracts               Issue                       Date            Value
      --------------------------------------------------------------------------
        635            U.S. Treasury Notes             March 2003        $74,116
      --------------------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price--$71,323)                                    $74,116
                                                                         =======
      --------------------------------------------------------------------------

      See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of February 28, 2003 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                      Total Investments
--------------------------------------------------------------------------------
AAA/Aaa .........................................................          36.9%
AA/Aa ...........................................................          25.2
A/A .............................................................          16.7
BBB/Baa .........................................................          17.5
BB/Ba ...........................................................           2.0
NR (Not Rated) ..................................................           1.7
--------------------------------------------------------------------------------


                                    12 & 13

                                          MuniVest Fund, Inc., February 28, 2003

STATEMENT OF NET ASSETS

                         As of February 28, 2003
===================================================================================================================================
Assets:                  Investments, at value (identified cost--$798,671,155) .................                      $ 874,422,296
                         Cash ..................................................................                             57,077
                         Receivables:
                           Interest ............................................................    $  12,956,691
                           Securities sold .....................................................        9,784,799
                           Dividends ...........................................................              259        22,741,749
                                                                                                    -------------
                         Prepaid expenses ......................................................                             59,539
                                                                                                                      -------------
                         Total assets ..........................................................                        897,280,661
                                                                                                                      -------------
===================================================================================================================================
Liabilities:             Payables:
                           Securities purchased ................................................       16,399,314
                           Dividends to Common Stock shareholders ..............................          453,298
                           Investment adviser ..................................................          331,021
                           Variation margin ....................................................          257,969        17,441,602
                                                                                                    -------------
                         Accrued expenses ......................................................                             77,764
                                                                                                                      -------------
                         Total liabilities .....................................................                         17,519,366
                                                                                                                      -------------
===================================================================================================================================
Preferred Stock:         Preferred Stock, at redemption value, par value $.025 per share;
                         10,000,000 shares authorized (2,000 Series A shares, 2,000
                         Series B shares, 2,000 Series C shares, 2,000 Series D shares and 3,000
                         Series E shares of AMPS* issued and outstanding at $25,000 per share
                         liquidation preference) ...............................................                        275,050,700
                                                                                                                      -------------
===================================================================================================================================
Net Assets Applicable    Net assets applicable to Common Stock .................................                      $ 604,710,595
To Common Stock:                                                                                                      =============
===================================================================================================================================
Analysis of Net          Common Stock, par value $.10 per share; 150,000,000 shares
Assets Applicable to     authorized (61,346,288 shares issued and outstanding) .................                      $   6,134,629
Common Stock:            Paid-in capital in excess of par ......................................                        565,202,625
                         Undistributed investment income--net ..................................    $   7,664,893
                         Accumulated realized capital losses on investments--net ...............      (47,249,568)
                         Unrealized appreciation on investments--net ...........................       72,958,016
                                                                                                    -------------
                         Total accumulated earnings--net .......................................                         33,373,341
                                                                                                                      -------------
                         Total--Equivalent to $9.86 net asset value per share of Common
                         Stock (market price--$8.91) ...........................................                      $ 604,710,595
                                                                                                                      =============
===================================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                         For the Six Months Ended February 28, 2003
===================================================================================================================================
Investment               Interest ..............................................................                      $  24,584,731
Income:                  Dividends .............................................................                             83,836
                                                                                                                      -------------
                         Total income ..........................................................                         24,668,567
                                                                                                                      -------------
===================================================================================================================================
Expenses:                Investment advisory fees ..............................................    $   2,162,902
                         Commission fees .......................................................          348,298
                         Accounting services ...................................................          125,099
                         Transfer agent fees ...................................................           53,784
                         Professional fees .....................................................           35,320
                         Printing and shareholder reports ......................................           28,818
                         Custodian fees ........................................................           21,831
                         Directors' fees and expenses ..........................................           18,400
                         Pricing fees ..........................................................           14,412
                         Listing fees ..........................................................            7,152
                         Other .................................................................           18,607
                                                                                                    -------------
                         Total expenses before reimbursement ...................................        2,834,623
                         Reimbursement of expenses .............................................          (15,121)
                                                                                                    -------------
                         Total expenses after reimbursement ....................................                          2,819,502
                                                                                                                      -------------
                         Investment income--net ................................................                         21,849,065
                                                                                                                      -------------
===================================================================================================================================
Realized & Unreal-       Realized gain on investments--net .....................................                          2,180,037
ized Gain on             Change in unrealized appreciation on investments--net .................                          2,697,848
Investments--Net:                                                                                                     -------------
                         Total realized and unrealized gain on investments--net ................                          4,877,885
                                                                                                                      -------------
===================================================================================================================================
Dividends to             Investment income--net ................................................                         (1,753,840)
Preferred Stock                                                                                                       -------------
Shareholders:            Net Increase in Net Assets Resulting from Operations ..................                      $  24,973,110
                                                                                                                      =============
===================================================================================================================================

                         See Notes to Financial Statements.


                                    14 & 15

                                          MuniVest Fund, Inc., February 28, 2003

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           For the Six         For the
                                                                                           Months Ended       Year Ended
                                                                                           February 28,       August 31,
                         Increase (Decrease) in Net Assets:                                    2003             2002
=========================================================================================================================
Operations:              Investment income--net ......................................    $  21,849,065     $  42,636,442
                         Realized gain (loss) on investments--net ....................        2,180,037        (1,245,383)
                         Change in unrealized appreciation on investments--net .......        2,697,848         1,958,639
                         Dividends to Preferred Stock shareholders ...................       (1,753,840)       (4,354,450)
                                                                                          -------------     -------------
                         Net increase in net assets resulting from operations ........       24,973,110        38,995,248
                                                                                          -------------     -------------
=========================================================================================================================
Dividends to Common      Investment income--net ......................................      (19,078,696)      (36,086,954)
Stock Shareholders:                                                                       -------------     -------------
                         Net decrease in net assets resulting from dividends to Common
                         Stock shareholders ..........................................      (19,078,696)      (36,086,954)
                                                                                          -------------     -------------
=========================================================================================================================
Net Assets Applicable    Total increase in net assets applicable to Common Stock .....        5,894,414         2,908,294
To Common Stock:         Beginning of period .........................................      598,816,181       595,907,887
                                                                                          -------------     -------------
                         End of period* ..............................................    $ 604,710,595     $ 598,816,181
                                                                                          =============     =============
=========================================================================================================================
                        *Undistributed investment income--net ........................    $   7,664,893     $   6,648,364
                                                                                          =============     =============
=========================================================================================================================

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                      The following per share data and ratios have been       For the
                      derived from information provided in the financial    Six Months
                      statements.                                              Ended          For the Year Ended August 31,
                                                                            February 28, -----------------------------------------
                      Increase (Decrease) in Net Asset Value:                   2003       2002       2001       2000       1999
==================================================================================================================================
Per Share Operating   Net asset value, beginning of period .................  $   9.76   $   9.71   $   9.07   $   9.15   $  10.20
Performance:++                                                                --------   --------   --------   --------   --------
                      Investment income--net ...............................       .36+       .69        .69        .70        .73
                      Realized and unrealized gain (loss) on
                      investments--net .....................................       .08        .02        .65       (.05)     (1.02)
                      Dividends to Preferred Stock shareholders from
                      investment income--net ...............................      (.03)      (.07)      (.16)      (.18)      (.15)
                                                                              --------   --------   --------   --------   --------
                      Total from investment operations .....................       .41        .64       1.18        .47       (.44)
                                                                              --------   --------   --------   --------   --------
                      Less dividends to Common Stock shareholders:
                       Investment income--net ..............................      (.31)      (.59)      (.54)      (.55)      (.58)
                       In excess of realized gain on investments--net ......        --         --         --         --       (.03)
                                                                              --------   --------   --------   --------   --------
                      Total dividends to Common Stock shareholders .........      (.31)      (.59)      (.54)      (.55)      (.61)
                                                                              --------   --------   --------   --------   --------
                      Net asset value, end of period .......................  $   9.86   $   9.76   $   9.71   $   9.07   $   9.15
                                                                              ========   ========   ========   ========   ========
                      Market price per share, end of period ................  $   8.91   $   9.11   $   9.30   $   8.25   $ 8.6875
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Total Investment      Based on market price per share ......................      1.27%@     4.55%     19.92%      1.75%     (7.44%)
Return:**                                                                     ========   ========   ========   ========   ========
                      Based on net asset value per share ...................      4.60%@     7.28%     13.89%      6.21%     (4.42%)
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Ratios Based on       Total expenses, net of reimbursement*** ..............       .95%*      .95%       .98%      1.01%       .93%
Average Net Assets                                                            ========   ========   ========   ========   ========
Of Common Stock:      Total expenses*** ....................................       .96%*      .95%       .98%      1.01%       .93%
                                                                              ========   ========   ========   ========   ========
                      Total investment income--net*** ......................      7.38%*     7.33%      7.37%      7.95%      7.26%
                                                                              ========   ========   ========   ========   ========
                      Amount of dividends to Preferred Stock shareholders ..       .59%*      .75%      1.70%      2.01%      1.46%
                                                                              ========   ========   ========   ========   ========
                      Investment income--net, to Common Stock shareholders .      6.79%*     6.58%      5.67%      5.94%      5.80%
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Ratios Based on       Total expenses, net of reimbursement .................       .65%*      .65%       .66%       .67%       .64%
Average Net Assets                                                            ========   ========   ========   ========   ========
Of Common &           Total expenses .......................................       .66%*      .65%       .66%       .67%       .64%
Preferred Stock:***                                                           ========   ========   ========   ========   ========
                      Total investment income--net .........................      5.05%*     4.98%      4.98%      5.26%      5.01%
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Ratios Based on       Dividends to Preferred Stock shareholders ............      1.29%*     1.59%      3.53%      3.93%      3.25%
Average Net Assets                                                            ========   ========   ========   ========   ========
Of Preferred Stock:
==================================================================================================================================
Supplemental Data:    Net assets applicable to Common Stock, end of
                      period (in thousands) ................................  $604,711   $598,816   $595,908   $556,105   $561,373
                                                                              ========   ========   ========   ========   ========
                      Preferred Stock outstanding, end of period
                      (in thousands) .......................................  $275,000   $275,000   $275,000   $275,000   $275,000
                                                                              ========   ========   ========   ========   ========
                      Portfolio turnover ...................................     21.82%     74.00%     74.80%    121.76%    101.35%
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Leverage:             Asset coverage per $1,000 ............................  $  3,199   $  3,178   $  3,167   $  3,022   $  3,041
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Dividends Per         Series A--Investment income--net .....................  $    144   $    388   $    909   $  1,030   $    839
Share on Preferred                                                            ========   ========   ========   ========   ========
Stock Outstanding:    Series B--Investment income--net .....................  $    166   $    394   $    923   $    991   $    815
                                                                              ========   ========   ========   ========   ========
                      Series C--Investment income--net .....................  $    163   $    391   $    906   $    952   $    820
                                                                              ========   ========   ========   ========   ========
                      Series D--Investment income--net .....................  $    176   $    445   $    877   $    978   $    802
                                                                              ========   ========   ========   ========   ========
                      Series E--Investment income--net .....................  $    153   $    372   $    851   $    977   $    793
                                                                               ========   ========   ========   ========   ========
==================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Based on average shares outstanding.
++ Certain prior year amounts have been reclassified to conform with current year presentation.
@     Aggregate total investment return.

      See Notes to Financial Statements.


                                    16 & 17

                                          MuniVest Fund, Inc., February 28, 2003

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniVest Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MVF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund is authorized to enter into forward interest rate swaps for the purpose of hedging the interest rate risk on portfolio securities. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including assets acquired from the sale of Preferred Stock.

For the six months ended February 28, 2003, FAM reimbursed the Fund in the amount of $15,121.

For the six months ended February 28, 2003, the Fund reimbursed FAM $9,204 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2003 were $186,992,389 and $184,863,745, respectively.

Net realized gains (losses) for the six months ended February 28, 2003 and net unrealized gains (losses) as of February 28, 2003 were as follows:

-------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                              Gains (Losses)      Gains (Losses)
-------------------------------------------------------------------------------
Long-term investments ..................       $  4,205,746        $ 75,751,141
Financial futures contracts ............         (2,025,709)         (2,793,125)
                                               ------------        ------------
Total ..................................       $  2,180,037        $ 72,958,016
                                               ============        ============
-------------------------------------------------------------------------------

As of February 28, 2003, net unrealized appreciation for Federal income tax purposes aggregated $75,756,372, of which $78,429,876 related to appreciated securities and $2,673,504 related to depreciated securities. The aggregate cost of investments at February 28, 2003 for Federal income tax purposes was $798,665,924.

4. Stock Transactions:

Common Stock

At February 28, 2003, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the six months ended February 28, 2003 and for the year ended August 31, 2002 remained constant.

Preferred Stock

The Auction Market Preferred Stock ("AMPS") are redeemable shares of Preferred Stock of the Fund, with a par value of $.025 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for each series. The Fund is authorized to issue 10,000,000 shares of Preferred Stock. The yields in effect at February 28, 2003


                                     18 & 19

                                          MuniVest Fund, Inc., February 28, 2003

NOTES TO FINANCIAL STATEMENTS (concluded)

were as follows: Series A, .98%; Series B, 1.00%; Series C, .98%; Series D, ..98%; and Series E, .90%.

Shares issued and outstanding during the six months ended February 28, 2003 and for the year ended August 31, 2002 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended February 28, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received $128,966 as commissions.

5. Capital Loss Carryforward:

On August 31, 2002, the Fund had a net capital loss carryforward of $33,685,408, of which $16,005,525 expires in 2008 and $17,679,883 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to Common Stock shareholders in the amount of $.053000 per share payable on March 28, 2003 to shareholders of record as of March 17, 2003.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


                                     20 & 21

                                          MuniVest Fund, Inc., February 28, 2003

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Brian D. Stewart, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

Amex Symbol

MVF

[LOGO] Merrill Lynch Investment Managers
                                                              [GRAPHICS OMITTED]

MuniVest Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to the shareholders of MuniVest Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniVest Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #10787--2/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8 -- Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A (not answered until July 15, 2003 and only annually for funds)

 Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         MuniVest Fund, Inc.


         By: /s/ Terry K. Glenn
             ------------------------
             Terry K. Glenn,
             President of
             MuniVest Fund, Inc.

         Date: April 21, 2003

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         By: /s/ Terry K. Glenn
             ------------------------
             Terry K. Glenn,
             President of
             MuniVest Fund, Inc.

         Date: April 21, 2003


         By: /s/ Donald C. Burke
             ------------------------
             Donald C. Burke,
             Chief Financial Officer of
             MuniVest Fund, Inc.

         Date: April 21, 2003